UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Astro-Med, Inc.

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Astro-Med, Inc.

Astro-Med Industrial Park

600 East Greenwich Avenue

West Warwick, Rhode Island 02893

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 15, 2007

To the Shareholders of Astro-Med, Inc.:

Notice is hereby given that the 2007 Annual Meeting of Shareholders of Astro-Med, Inc. (the “Company”) will be held at the offices of the Company, Astro-Med Industrial Park, 600 East Greenwich Avenue, West Warwick, Rhode Island on Tuesday May 15, 2007, beginning at 10:00 a.m., for the purpose of considering and acting upon the following:

(1)	Electing five directors to serve until the next annual meeting of shareholders or until their successors are elected and have qualified.

(2)	Approving the adoption of the Company’s 2007 Equity Incentive Plan.

(3)	Transacting such other business as may properly come before the meeting.

The close of business on March 23, 2007 has been fixed as the record date for determining shareholders entitled to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Margaret D. Farrell Secretary

April 25, 2007

Kindly fill in, date and sign the enclosed proxy and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, your proxy will be returned to you if you desire to vote in person.

Astro-Med, Inc.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 15, 2007

Solicitation and Revocation of Proxies

The accompanying proxy is solicited by the Board of Directors of Astro-Med, Inc. (herein called the “Company”) in connection with the annual meeting of the shareholders to be held May 15, 2007. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy material to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Every properly signed proxy will be voted in accordance with the specification made thereon. This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about April 25, 2007.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the annual meeting, five directors are to be elected to hold office until the next annual meeting or until their respective successors are elected and qualified. The persons named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below. Certain information concerning such nominees is set forth below:

Name and Age	Business Experience During Past Five Years	Director Since
Albert W. Ondis (81)	Chairman of the Company	1969
Everett V. Pizzuti (70)	President of the Company	1985
Jacques V. Hopkins (76)	Former Partner, Hinckley, Allen & Snyder LLP (Attorneys at Law) (Retired 1997)	1969
Hermann Viets, Ph.D. (64)	President, Milwaukee School of Engineering (since 1991); Director, Gehl Company (farm equipment)	1988
Graeme MacLetchie (69)	Director, Deutsche Bank Alex Brown (Private Client Division)	2002

The Board of Directors has determined that all of the directors of the Company, which include each of the nominees standing for election at the 2007 annual shareholders meeting, other than Albert W. Ondis and Everett V. Pizzuti, are independent of the Company in that such nominees have no material relationship with the Company either directly, or as a partner, shareholder or affiliate of an organization that has a relationship with the Company. The Board of Directors has made this determination in accordance with applicable Securities and Exchange Commission (“SEC”) rules and NASDAQ listing standards.

Voting at Meeting

Only shareholders of record at the close of business on March 23, 2007 will be entitled to vote at the meeting. On the record date, there were 6,872,867 shares of common stock of the Company outstanding. There was no other outstanding class of voting securities. Each shareholder has one vote for every share owned.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of March 23, 2007 (except as noted) the record and beneficial ownership of the Company’s outstanding shares of common stock by each person who is known to the Company to own of record or beneficially more than 5 percent of such stock, by each director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned(a)		Percent of Class
Albert W. Ondis	2,054,808	(b)	28.4%
600 East Greenwich Avenue
West Warwick, Rhode Island

Everett V. Pizzuti	519,054	(c)	7.2%
600 East Greenwich Avenue
West Warwick, Rhode Island

Eliot Rose Asset Management, LLC and Gary S. Siperstein	673,049	(d)	9.8%
10 Weybosset Street, Suite 401
Providence, Rhode Island

Kern Capital Management, LLC	440,171	(e)	6.4%
114 West 47th Street, Suite 1926
New York, NY 10036

Hermann Viets	186,106	(f)	2.7%

Joseph P. O’Connell	282,390	(g)	4.0%

Elias G. Deeb	113,457	(h)	1.6%

Jacques V. Hopkins	20,062	(i)	*

Graeme MacLetchie	79,750	(j)	1.2%

Michael J. Sullivan	66,613	(k)	1.0%

All directors and executive officers of the Company as a group (12)	3,404,551	(l)	42.2%

*	Indicates less than 1.0%.
(a)

If applicable, beneficially owned shares include shares owned by the spouse, minor children and certain other relatives of the director or executive officer, as well as shares held by trusts of which the person is a trustee or in which he or she has a beneficial interest, and shares acquirable pursuant to options which are presently or will become exercisable within 60 days of March 23, 2007. All information is based upon ownership of record as reflected on the stock transfer books of the Company or as reported on Schedule 13G or Schedule 13D filed under Rule 13d-1 under the Securities Exchange Act of 1934 or has been furnished by the respective directors and executive officers of the Company.

(b)	Includes 311,571 shares held in trust for children, 368,312 shares deemed to be beneficially owned because of exercisable options to acquire shares and 3,986 shares allocated to his account under the Company’s Employee Stock Ownership Plan.
(c)	Includes 309,737 shares deemed to be beneficially owned because of exercisable options to acquire shares and 4,512 shares allocated to his account under the Company’s Employee Stock Ownership Plan.
(d)	Eliot Rose Asset Management, LLC, a Rhode Island limited liability company, an investment adviser registered under the Investment Advisers Act of 1940, is deemed to have beneficial ownership of the number of shares shown as of December 31, 2006. Gary S. Siperstein is deemed to have beneficial ownership of the number of shares shown due to his power to dispose of said shares through his ownership interest in Eliot Rose Asset Management, LLC.
(e)	Kern Capital Management, LLC, a New York based investment adviser registered under the Investment Advisers Act of 1940, is deemed to have beneficial ownership of the number of shares shown as of December 31, 2006. Robert E. Kern, Jr. and David G. Kern are deemed to have beneficial ownership of the number of shares shown due to their power to dispose of said shares through their capacity as controlling members of Kern Capital Management, LLC.
(f)	Includes 275 shares held by Dr. Viets as custodian for a child and 9,625 shares deemed to be beneficially owned because of exercisable options to acquire shares.
(g)	Includes 263,951 shares deemed to be beneficially owned because of exercisable options to acquire shares and 1,387 shares allocated to his account under the Company’s Employee Stock Ownership Plan.
(h)	Includes 98,967 shares deemed to be beneficially owned because of exercisable options to acquire shares and 3,650 shares allocated to his account under the Company’s Employee Stock Ownership Plan.
(i)	Includes 9,625 shares deemed to be beneficially owned because of exercisable options to acquire shares.
(j)	Includes 4,125 shares deemed to be beneficially owned because of exercisable options to acquire shares.
(k)	Includes 54,279 shares deemed to be beneficially owned because of exercisable options to acquire shares and 3,472 shares allocated to his account under the Company’s Employee Stock Ownership Plan.
(l)	Includes 1,191,508 shares deemed to be beneficially owned because of exercisable options to acquire shares and 19,509 shares allocated to the accounts of officers under the Company’s Employee Stock Ownership Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, requires the directors and executive officers of the Company and any persons who own more than ten percent of the Company’s common stock to file with the Securities and Exchange Commission various reports of beneficial ownership and changes in beneficial ownership. The Company believes all of its directors and executive officers complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended January 31, 2007.

Meetings and Committees

During the fiscal year ended January 31, 2007, the Board of Directors held four formal meetings and one meeting by telephone conference. During fiscal year 2007, all directors attended at least 75% of the meetings of the Board of Directors and meetings of committees on which such director serves. The Board of Directors has adopted a policy that requires members of the Board to make every effort to attend each annual shareholders meeting. All members of the Board of Directors, other than Mr. Hopkins, attended the 2006 annual shareholders meeting.

The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The members and chairs of each of those committees are appointed each year. Membership of the Audit, Compensation and Nominating Committee is comprised of the Company’s three outside directors, Messrs. Hopkins and MacLetchie and Dr. Viets, all of whom are independent as defined under the applicable NASDAQ listing standards and SEC rules.

Each of the Audit, Compensation and Nominating Committees has a written charter approved by the Board of Directors. A copy of each charter is available on the Company’s website at www.astro-medinc.com under “Our Company – Corporate Governance”.

Audit Committee. The Audit Committee’s primary duties and responsibilities include overseeing the integrity of the Company’s financial reports, appointing, setting the compensation and overseeing the Company’s independent accountants, and assessing the qualifications and independence and performance of the Company’s independent accountants and the adequacy of internal controls. The Audit Committee meets with the Company’s independent accountants to review quarterly financial results, the annual audit scope, the results of the audit and other relevant matters. Mr. Hopkins serves as Chairman of the Audit Committee, which held four in person meetings and two meetings by telephone conference during the fiscal year ended January 31, 2007. The Board of Directors has determined that all three members of the Audit Committee satisfy the financial literacy requirements of the NASDAQ listing standards and are independent as defined under the NASDAQ listing requirements and applicable SEC rules. Additionally, the Board of Directors has determined that Graeme MacLetchie satisfies the “financial sophistication” requirement of the NASDAQ listing requirements, but that none of the Audit Committee members qualifies as an “audit committee financial expert” as defined by the SEC rules, which, in the view of the Board of Directors, requires an advanced understanding of internal controls and procedures. However, the Board of Directors believes that the members of the Audit Committee have a thorough understanding of the Company’s business, the accounting issues relevant to the Company’s financial statements and audit committee functions and possess the requisite skills to perform effectively their oversight function. The Audit Committee members expect to increase their understanding of internal controls and procedures as the Company assesses and evaluates its internal control processes and procedures in order to provide the attestation report on internal control over financial reporting that the Company must file with respect to its fiscal year ending January 31, 2008.

Compensation Committee. The Compensation Committee assists the Board of Directors in discharging the Board’s responsibilities relating to director and executive compensation. The Compensation Committee’s responsibilities include establishing and reviewing the Company’s executive and director compensation philosophy, strategies, plans and policies, making recommendations with respect to the design of the Company’s incentive compensation plans and equity based plans, granting awards under such plans and overseeing generally the administration of such plans, evaluating the performance and determining the compensation of the Chief Executive Officer and reviewing and approving recommendations on compensation of other executives. Dr. Viets serves as chairman of the Compensation Committee, which held one in person meeting during the fiscal year ended January 31, 2007.

Nominating Committee. The Nominating Committee is responsible for identifying individuals qualified to be members of the Board of Directors and recommending such individuals to be nominated by the Board of

Directors for election to the Board of Directors by the shareholders. The Nominating Committee held one in-person meeting in the fiscal year ended January 31, 2007. Dr. Viets serves as chairman of the Nominating Committee.

Nomination of Directors

The Nominating Committee considers suggestions from many sources, including shareholders, regarding possible candidates for director. The Nominating Committee does not set specific criteria for directors but seeks individuals who possess the highest ethical standards and integrity, have a history of achievement that reflects superior standards for themselves and others, have the ability to provide wise, informed and thoughtful counsel to management on a range of issues, exercise independence of thought and possess skills and expertise appropriate to meet the Company’s needs and advance the long-term interests of the shareholders. All non-employee directors must be independent within the meaning of applicable NASDAQ rules. The Nominating Committee must also ensure that members of the Board of Directors as a group maintain the requisite qualifications under the NASDAQ listing standards for populating the Audit, Compensation and Nominating Committees. The Nominating Committee will consider shareholder nominees for director in the same manner as nominees for director from other sources.

Shareholders may send recommendations for director nominees to the Nominating Committee at the Company’s offices at 600 East Greenwich Avenue, West Warwick, Rhode Island 02893. Submissions should include information regarding a candidate’s background, qualifications, experience and willingness to serve as a director. In addition, Section 10 of Article II of the Company’s By-Laws set forth specific procedures that, if followed, enable any shareholder entitled to vote in the election of directors to make nominations directly at an annual meeting of shareholders. These procedures include a requirement for written notice to the Company at least 60 days prior to the scheduled annual meeting and must contain the name and certain information concerning the nominee and the shareholders who support the nominee’s election. For the annual meeting to be held in 2008, the notice deadline under the By-Laws is March 14, 2008. A copy of this By-Law provision may be obtained by writing to Astro-Med, Inc., Attn: Investor Relations Department, 600 East Greenwich Avenue, West Warwick, Rhode Island 02893.

Communications with the Board of Directors

The Company’s Board of Directors provides a process for shareholders to communicate directly with the members of the Board of Directors or the individual chairman of standing committees. Any shareholder with a concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board of Directors may communicate directly with the directors by writing directly to those individuals c/o Astro-Med, Inc., 600 East Greenwich Avenue, West Warwick, Rhode Island 02893. The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate offices that is sent directly to an individual unless the Company believes the communication may pose a security risk.

Compensation of Directors

The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the compensation of the directors of the Company. Messrs. Hopkins, MacLetchie and Viets are paid an annual retainer of $3,500 plus $500 for each Board and committee meeting attended (including attendance through telephonic means). Directors who are also officers or employees of the Company are not entitled to receive any compensation in addition to their compensation for services as officers or employees.

Those directors who are not also officers and employees of the Company receive options to purchase common stock under the Company’s Non-Employee Director Stock Option Plan (the “Director Plan”) as compensation for their services to the Company. Under the Director Plan, Messrs. Hopkins and Viets each received non-qualified option to purchase 1,375 shares of common stock on May 21, 1996, the date the Company’s shareholders approved the Director Plan and Mr. MacLetchie received a non-qualified option to purchase 1,375 share of common stock upon his initial election to the Board of Directors on May 14, 2002. Options vest six months after the grant date, unless automatically accelerated in the event of death, disability, or a change of control. The Director Plan expired on May 31, 2006.

The following Director Compensation table provides information regarding the compensation paid or accrued by each individual who was a director during the 2007 fiscal year.

Name	Total ($)	Fees Earned or Paid in Cash ($)	Option Awards ($)(a)(b)	All Other Compensation
Jacques Hopkins	$10,209	$5,500	$4,709	$0
Graeme MacLetchie	10,709	6,000	4,709	0
Albert W. Ondis(c)	N/A	N/A	N/A	0
Everett V. Pizzuti(c)	N/A	N/A	N/A	0
Hermann Viets	10,709	6,000	4,709	0

(a)	The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended January 31, 2007, in accordance with SFAS 123R for stock options granted to directors pursuant to the Director Plan. Assumptions used in the calculation of these amounts are included in footnote 6 to the Company’s audited financial statements for the fiscal year ended January 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around April 16, 2007.
(b)	As of January 31, 2007 each director had the following number of options outstanding: Jacques Hopkins: 9,625, Graeme MacLetchie: 4,125 and Hermann Viets: 9,625.
(c)	See Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End Table for disclosure relating to compensation and outstanding option awards of Messrs. Ondis and Pizzuti.

COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee of the Board of Directors of the Company (the “Committee”) is charged with the responsibility for establishing, implementing and monitoring adherence to the Company’s compensation philosophy and assuring that executives and key management personnel are effectively compensated in a manner which is internally equitable. The Committee also is responsible for reviewing and recommending to the Board the compensation of directors.

Compensation Philosophy and Objectives.    Our overall philosophy in terms of executive compensation is to link management incentives with the actual financial performance of the Company. Similarly, the compensation should attract, retain and motivate highly qualified individuals to achieve the Company’s business goals and link their interests with shareholder interests. In setting compensation for our executive officers, the Committee considers the executive’s performance, awards, if any, made during prior years and other relevant factors. We seek to have the long-term performance of our common stock reflected in executive compensation through our equity incentive programs.

Elements of Compensation.    Our total compensation program for executive officers consists of the following:

•	salary;

•	cash incentive and bonus awards tied to the Company’s and employee’s annual performance;

•	long-term incentive compensation, historically in the form of stock options; and

•	retirement and other benefits.

We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for both long-term strategic goals as well as short-term performance. Our policy for allocating between currently paid and long-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our shareholders.

Setting Executive Compensation.    The Committee is responsible for establishing and periodically reviewing the compensation of our executive officers and approving all equity awards. The Committee annually reviews the performance of the executive officers and, based on these reviews, the Committee determines salary adjustments and annual award amounts of our executive officers.

Salary.    Base salaries for our executive officers were established a number of years ago. Historically, base salaries have been increased at annual rates which approximate the general rates of increase of compensation for all employees of the Company. For fiscal year 2007, we increased the compensation of the Company’s employees and executive officers by 2%. Historically, annual salary adjustments were approved to be effective on the anniversary of the executive’s original date of hire. Commencing with fiscal 2008, annual salary adjustments will be made effective April 1 of each year.

Cash Incentive and Bonus Awards.    The Committee has adopted a management bonus plan for the purpose of providing incentive compensation to employees of the Company. Awards under the management bonus plan are based on the Company’s achieving specified financial objectives, such as net income and return on net assets, as well as each individual’s specific business objectives. The specified threshold and target financial objectives and business objectives and the related bonus payouts are established annually by the Committee and, accordingly, individual awards may vary, up or down, from year to year. Bonuses paid or accrued for fiscal year 2007 under our management bonus plan to all executive officers was $168,010, which represented approximately 59.8% of their maximum bonus opportunity. Bonuses paid to our “Named Executive Officers” (as defined on page 8 below) under our management bonus plan are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below.

In addition, to our management bonus plan, we have sometimes awarded cash bonus awards to our executive officers to reward their efforts in extraordinary circumstances. Such cash awards are made at the discretion of the Committee. In fiscal year 2007, the Committee awarded cash bonuses to Albert W. Ondis, Chief Executive Officer of the Company, Everett V. Pizzuti, President and Chief Operating Officer of the Company,

and Joseph P. O’Connell, Treasurer and Chief Financial Officer of the Company, in the amounts of $397,422, $162,578 and $20,000, respectively, in connection with these officers’ efforts in consummating the sale of the Company’s former facility located in Braintree, Massachusetts. These cash bonuses are reflected in the “Bonus” column of the Summary Compensation Table below.

Long-Term Incentive Compensation.    Total compensation at the executive level also includes long-term incentive awards granted under the Company’s Non-Qualified Stock Option Plan and Incentive Stock Option Plan. The objectives of the equity incentive program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and total shareholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in our common stock. Historically, all equity awards have been in the form of stock options which have generally been granted in March of each year at an exercise price of not less than 100% of the market price on the date of grant. Since 2004, all options granted vest in four equal annual installments commencing on the first anniversary of the date of grant. Prior to 2004, options vested seven months following the grant date. Under the Company’s proposed Equity Incentive Plan, the Company would be able to make equity awards in the form of restricted stock, restricted units and performance units in addition to stock options.

Retirement and Other Benefits.    In order to attract and retain key executives, we offer retirement benefits through a Profit-Sharing Plan and Employee Stock Ownership Plan for employees, including our executive officers.

Profit-Sharing Plan. We maintain a qualified Profit-Sharing Plan which provides retirement benefits to substantially all our employees and provides for contributions into a trust fund in such amounts as the Board of Directors may annually determine. Each eligible employee shares in contributions on the basis of relative (limited to $220,000) compensation. In addition, participants are permitted to defer up to 50% of their cash compensation and make contributions of such deferral to this plan through payroll deductions. The Company makes matching contributions equal to 50% of the first percent of compensation contributed and 25% of the second, third, fourth and fifth percent. The deferrals are made within the limits prescribed by Section 401(k) of the Internal Revenue Code (the “Code”). The Profit-Sharing Plan provides for the vesting of 100% of matching contributions made by the Company to the account of the employee after three years of service. Contributions by an employee are 100% vested immediately. Effective April 1, 2007, we amended our Profit-Sharing Plan to increase the amount of our matching contributions to 50% of the first percent of compensation contributed and 25% of the second, third, fourth, fifth, sixth and seventh percent.

Employee Stock Ownership Plan. We also have an Employee Stock Ownership Plan which provides retirement benefits to substantially all employees of the Company. Contributions in such amounts as the Board of Directors may annually determine are allocated among eligible employees on the basis of relative (limited to $100,000) compensation. Participants are 100% vested in any and all allocations to their accounts. Contributions, which may be in cash or stock, are invested by the Plan’s Trustee in shares of common stock of the Company.

Perquisites. In addition to the benefits described above, we provide automobile allowances to certain of our executive officers. Furthermore, prior to the adoption of the Sarbanes-Oxley Act of 2002, we made interest free loans to certain of our executive officers. The largest aggregate amount of such loans outstanding at any one time during fiscal year 2007 totaled $473,264. As of January 31, 2007, $27,050 of such loans was outstanding and as of April 25, 2007, all such loans have been repaid in full. The amounts of any aforesaid automobile allowances and imputed interest on loans from the Company to our Named Executive Officers are reflected in the “All Other Compensation” column of the Summary Compensation Table below.

We have no employment agreements with any of our executive officers and we do not provide any severance benefits to our executives other than those provided to employees generally. Severance benefits will vary based upon salary levels and length of service.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion & Analysis included above. Based on these reviews and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in the Company’s Proxy Statement for the fiscal year ended January 31, 2007 for filing with the SEC.

Compensation Committee:

Hermann Viets (Chairman)

Jacques Hopkins

Graeme MacLetchie.

EXECUTIVE COMPENSATION

The following table provides information regarding the total compensation paid or accrued by the Company to each of its Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and its three other highest paid executive officers other than the CEO and CFO (collectively, the “Named Executive Officers”).

Because the Company’s management bonus plan is based on achieving specified performance goals, awards under the plan are not considered “Bonuses” for purposes of SEC rules and are listed below as “Non-Equity Incentive Plan Compensation.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(a)	Stock Awards ($)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)(c)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Albert W. Ondis Chairman and CEO	2007	245,624	397,422	—	37,554	40,574	—	34,124	(d)	755,298

Everett V. Pizzuti President and COO	2007	238,733	168,332	—	37,554	38,412	—	33,641	(e)	516,672

Joseph P. O”Connell Vice President, Treasurer and CFO	2007	177,863	20,000	—	25,128	22,988	—	28,781	(f)	274,760

Elias G. Deeb Vice President – Media Products	2007	146,181	—	—	22,345	18,628	—	3,691	(g)	190,845

Michael J. Sullivan Vice President –	2007	140,393	—	—	22,345	18,125	—	2,676	(g)	183,539

(a)	Reflects discretionary cash bonuses awarded in connection with the consummation of the sale of the Company’s former facility located in Braintree, Massachusetts.
(b)	The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended January 31, 2007, in accordance with SFAS 123R for stock options granted pursuant to the Company’s Non-Qualified and Incentive Stock Option Plans. Assumptions used in the calculation of these amounts are included in footnote 6 to the Company’s audited financial statements for the fiscal year ended January 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around April 16, 2007.
(c)	Reflects cash awards to the named individuals under the Company’s management bonus plan which is discussed in further detail under the heading “Compensation Discussion and Analysis” above.
(d)	Includes imputed interest calculated at 4.71% in the amount of $15,149 on loan from Company in original principal amount of $321,640, automobile allowance of $15,290, employer match under Profit Sharing Plan of $3,115 and employer contribution to Employee Stock Ownership Plan of $570.
(e)	Includes imputed interest calculated at 4.71% in the amount of $6,200 on loan from Company in original principal amount of $131,624, automobile allowance of $16,460, non-cash automobile income of $10,075, employer match under Profit Sharing Plan of $336 and employer contribution to Employee Stock Ownership Plan of $570.
(f)	Includes automobile allowance of $25,595, employer match under Profit Sharing Plan of $2,616 and employer contribution to Employee Stock Ownership Plan of $570.
(g)	Includes imputed interest calculated at 4.71% in the amount of $942 on loan from Company in original principal amount of $20,000, employer match under Profit Sharing Plan of $2,179 and employer contribution to Employee Stock Ownership Plan of $570.
(h)	Includes employer match under Profit Sharing Plan of $2,106 and employer contribution to Employee Stock Ownership Plan of $570.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all outstanding equity awards held by each of the Named Executive Officers as of January 31, 2007.

Name	Option Grant Date	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable(a)	Option Exercise Price($)	Option Expiration Date
Albert W. Ondis	03/24/1997	34,375	—	6.1382	03/24/2007	(b)
	03/25/1998	34,375	—	5.9091	03/25/2008	(b)
	03/23/1999	34,375	—	3.5909	03/23/2009	(b)
	03/20/2000	103,125	—	5.4546	03/20/2010	(b)
	03/19/2001	85,250	—	3.1364	03/19/2011	(b)
	03/18/2002	85,250	—	2.6909	03/18/2012	(b)
	04/19/2004	20,625	20,625	8.7273	04/19/2014	(c)
	03/20/2006	0	21,250	7.9316	03/20/2016	(c)

Everett V. Pizzuti	03/24/1997	34,375	—	6.1382	03/24/2007	(b)
	03/25/1998	34,375	—	5.9091	03/25/2008	(b)
	03/23/1999	34,375	—	3.5909	03/23/2009	(b)
	11/27/1999	12,375	—	4.5455	11/27/2009	(b)
	03/20/2000	103,125	—	5.4546	03/20/2010	(b)
	03/19/2001	85,250	—	3.1364	03/19/2011	(b)
	03/18/2002	14,300	—	2.6909	03/18/2012	(b)
	04/19/2004	20,625	20,625	8.7273	04/19/2014	(c)
	03/20/2006	0	21,250	7.9316	03/20/2016	(c)

Joseph P. O’Connell	03/24/1997	10,312	—	6.1382	03/24/2007	(b)
	03/25/1998	13,750	—	5.9091	03/25/2008	(b)
	03/23/1999	27,500	—	3.5909	03/23/2009	(b)
	03/20/2000	34,375	—	5.4546	03/20/2010	(b)
	03/20/2000	34,375	—	5.4546	03/20/2010	(b)
	03/19/2001	55,000	—	3.1364	03/19/2011	(b)
	03/18/2002	66,687	—	2.6909	03/18/2012	(b)
	03/31/2003	13,750	—	2.4000	03/31/2013	(b)
	04/19/2004	10,312	10,313	8.7273	04/19/2014	(c)
	03/21/2005	2,343	7,032	6.7680	03/21/2015	(c)
	03/20/2006	0	14,062	7.9316	03/20/2016	(c)

Elias G. Deeb	03/25/1998	10,312	—	5.9091	03/25/2008	(b)
	03/23/1999	10,312	—	3.5909	03/23/2009	(b)
	11/27/1999	4,125	—	4.5455	11/27/2009	(b)
	03/20/2000	20,625	—	5.4546	03/20/2010	(b)
	03/19/2001	20,625	—	3.1364	03/19/2011	(b)
	03/18/2002	6,875	—	2.6909	03/18/2012	(b)
	03/31/2003	13,750	—	2.4000	03/31/2013	(b)
	04/19/2004	6,875	6,875	8.7273	04/19/2014	(c)
	03/21/2005	1,562	4,688	6.7680	03/21/2015	(c)
	03/20/2006	0	9,375	7.9316	03/20/2016	(c)

Michael J. Sullivan	03/24/1997	2,062	—	6.1382	03/24/2007	(b)
	03/25/1998	6,187	—	5.9091	03/25/2008	(b)
	03/23/1999	4,812	—	3.5909	03/23/2009	(b)
	11/27/1999	2,062	—	4.5455	11/27/2009	(b)
	03/20/2000	6,875	—	5.4546	03/20/2010	(b)
	03/19/2001	6,875	—	3.1364	03/19/2011	(b)
	03/18/2002	15,125	—	2.6909	03/18/2012	(b)
	04/19/2004	6,875	6,875	8.7273	04/19/2014	(c)
	03/21/2005	1,562	4,688	6.7680	03/21/2015	(c)
	03/20/2006	0	9,375	7.9316	03/20/2016	(c)

(a)	Option awards are adjusted to reflect Company’s May 2004 stock dividend and June 2006 stock split.
(b)	Options vested in full on the seven month anniversary of the Option Grant Date.
(c)	Options vest in four equal annual installments commencing on the first anniversary of the Option Grant Date.

Grants of Plan Based Awards

The following table provides information on all plan based awards by the Company in fiscal year 2007 to each Named Executive Officer.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(a)
Albert W. Ondis	03/20/06	—	21,250	$7.9136	$73,312.50
Everett V. Pizzuti	03/20/06	—	21,250	7.9136	73,312.50
Joseph P. O’Connell	03/20/06	—	14,062	7.9136	48,513.90
Elias G. Deeb	03/20/06	—	9,375	7.9136	32,343.75
Michael J. Sullivan	3/20/06	—	9,375	7.9136	32,343.75

(a)	Assumptions used in the calculation of these amounts are included in footnote 6 to the Company’s audited financial statements for the fiscal year ended January 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around April 16, 2007.

Option Exercises and Stock Vested

The following table provides information on all exercises of options by the Named Executive Officers during the Company’s 2007 fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(a)	Value Realized on Exercise ($)(b)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Albert W. Ondis	0	$0	—	—
Everett V. Pizzuti	68,750	173,976	—	—
Joseph P. O’Connell	6,875	13,163	—	—
Elias G. Deeb	6,875	16,540	—	—
	200	772
	6,675	26,445
Michael J. Sullivan	2,062	4,961	—	—
	5,500	42,895

(a)	Number of shares acquired on exercise have been adjusted to reflect the Company’s May 2004 stock dividend and June 2006 stock split.
(b)	Based on difference between the closing market price of the Company’s common stock on the date of exercise and the exercise price of the options.

Indebtedness of Management

The following information describes loans to directors and executive officers of the Company whose indebtedness to the Company exceeded $120,000 at any time during the fiscal year ended January 31, 2007.

Name	Largest Amount of Indebtedness Outstanding at Any Time	Amount of Indebtedness Outstanding at Fiscal Year End
Albert W. Ondis, Chairman and Director	$321,640	$0
Everett V. Pizzuti, President and Director	131,624	7,050

The indebtedness is comprised of unsecured non-interest bearing demand notes for loans made to the persons named prior to fiscal year 1992. As of April 25, 2007, all indebtedness indicated in the table above has been repaid in full.

PROPOSAL NO. 2

APPROVAL OF EQUITY INCENTIVE PLAN

This section summarizes the proposal to approve the Astro-Med, Inc. 2007 Equity Incentive Plan (the “Plan”) in the form included with this Proxy Statement as Appendix A. The Board of Directors adopted the Plan on March 26, 2007, subject to approval by the shareholders.

Purpose.    The purpose of the Plan is to attract, retain and motivate key employees by providing them with the opportunity to acquire a proprietary interest in the Company and to link that interest with those of shareholders.

Authorized Shares.    The maximum number of authorized but unissued or reacquired shares of common stock of the Company issuable under the Plan is 1,000,000.

If any award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the Plan, to the award grant limitations and to all outstanding awards.

Administration.    The Plan will be administered by the Compensation Committee or other committee of the Board of Directors duly appointed to administer the Plan, or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration must be by a Committee comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion under Section 162(m) of the Code, amend, cancel, renew or grant a new award in substitution for, any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. With respect to participation by any person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act, the Plan will be administered in compliance with the requirements, if any, of Rule 16b-3 of the Exchange Act. The Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Plan. The Committee will interpret the Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the Plan or any award.

Eligibility.    Awards under the Plan may be granted to executive officers and other key employees of the Company or any parent or subsidiary corporation of the Company. The Plan also provides that other individuals who perform services for, or act as directors of, the Company or any parent or subsidiary corporation of the Company may be granted awards. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company. The Plan’s eligibility criteria are intended to encompass a group which is currently estimated at approximately 95 individuals, which includes 8 executive officers. The Committee bases its selection of award recipients, and its determination of the number of shares of the Company’s common stock or units to be covered by each award, on the nature of the participant’s duties and present and potential contributions to the Company’s success and other factors it deems relevant. The actual number of individuals who will receive an award cannot be determined in advance because the Committee has discretion to select the participants.

Awards.    The Committee currently intends to continue granting stock options as our principal form of award. However, awards under the Plan may be granted in the form of:

•	stock options;

•	stock appreciation rights;

•	restricted stock awards;

•	performance awards; or

•	other equity-based awards.

Shares reserved for issuance, but never issued, such as shares covered by expired or terminated options, may be available for subsequent awards.

Stock Options.    Each option granted under the Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. The exercise price of each stock option will be established in the discretion of the Committee, provided, however, that the exercise price for an incentive stock option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Furthermore, any incentive stock option granted to a person, who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Owner”) must have an exercise price equal to at least 110% of the fair market value of the Company’s common stock on the date of grant. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted options for more than 50,000 shares in any fiscal year of the Company.

The Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option, to the extent legally permitted, by tender of Company’s common stock owned by the participant having a fair market value not less than the exercise price, by such other lawful consideration as approved by the Committee, or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or reacquired by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Plan is ten years, provided that an incentive stock option granted to a participant owning more than ten percent of the Company’s common stock must have a term not exceeding five years. The Committee will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each option.

Stock options are nontransferable by the participant, other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee and set forth in the option agreement.

Annual Directors’ Options.    Upon the adjournment of each annual meeting, the Plan provides to directors who are not employees of the Company or its affiliates non-qualified options to purchase 5,000 shares of stock. If a person is first elected to serve as director of the Company at any meeting of the shareholders other than an annual meeting, such person is granted an option to purchase 5,000 shares of stock upon election. Each of these options has an exercise price equal to the fair market value per share of the stock as of the date of the grant. The options granted to directors have a term of ten years and become exercisable immediately prior to the occurrence of the annual meeting following the date the option is granted. However, the Plan provides that all such options become immediately exercisable upon a change of control of the Company. If a director ceases to be a director of the Company or of an affiliate for any reason other than death or disability, all such options that are not exercisable terminate and any remaining options may be exercised within two years following the director’s termination. If a director ceases to be a director of the Company or an affiliate due to death or disability, all such options granted to such director become immediately exercisable, and may be exercised within two years following the date of death or disability.

Stock Appreciation Rights.    Each stock appreciation right (“SAR”) granted under the Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Plan.

A SAR gives a participant the right to receive the appreciation in the fair market value of the Company’s common stock between the date of grant of the award and the date of its exercise. The Company may pay the appreciation either in cash or in the Company’s common stock. The Committee may grant SARs under the Plan in tandem with a related stock option or as a freestanding award. A tandem SAR is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding SARs vest and become exercisable at the times and on the terms established by the Committee. The maximum term of any SAR granted under the Plan is ten years. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted SARs for more than 50,000 shares in any fiscal year of the Company.

SARs are nontransferable by the participant, other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.

Restricted Stock Awards.    The Committee may grant restricted stock awards under the Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase the Company’s common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under restricted stock purchase awards, which may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, and the shares acquired may not be transferred by the participant until vested. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company, one or more restricted stock awards, subject to vesting conditions based on the attainment of performance goals, for more than 25,000 shares.

Restricted Stock Units.    The Committee may grant restricted stock units under the Plan which represent a right to receive common stock of the Company at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends paid by the Company. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company, one or more restricted stock or unit awards for more than 25,000 shares.

Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of the common stock. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, common stock of the Company or any combination thereof. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, for each fiscal year of the Company contained in the applicable performance period, no employee may be granted performance shares that could result in the employee receiving more than 25,000 shares of the Company’s common stock or performance units that could result in the employee receiving more than $1,000,000 with respect to such units. A participant may receive only one performance award with respect to any performance period.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each parent and subsidiary corporation consolidated therewith for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures:

•	revenue;

•	gross profit margin;

•	operating income;

•	operating margin;

•	income before income taxes;

•	net income;

•	earnings before interest, taxes, depreciation and/or amortization (EBITDA);

•	earnings per share (diluted);

•	cash flow from operations;

•	free cash flow;

•	return on equity;

•	return on assets;

•	return on sales;

•	market share;

•	one or more operating ratios;

•	stock price;

•	accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions;

•	any individual performance objective that is measured solely in terms of quantitative targets related to the Company or the Company’s business; and

•	any combination of the foregoing.

The performance goals selected in any case need not be applicable across the Company, but may be particular to an individual’s function or business unit.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant. In its discretion, the Committee may provide for the payment to a participant who is awarded performance shares of dividend equivalents with respect to cash dividends paid on the Company’s common stock. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Other Equity-Based Awards.    The Committee may, in its discretion, grant to eligible employees other equity-based awards, as deemed by the Committee to be consistent with the purposes of the Plan.

Effect of a Change in Control on Options.    In brief, a Change in Control is an event, which changes the ownership of a majority of the voting securities of the Company. For purposes of the Plan, “Change in Control” means (i) any purchase of stock pursuant to a tender offer or exchange offer (other than by the Company), (ii) the acquisition of 30% or more of the ownership of the combined voting stock of the Company by any person or group other than the Company or its subsidiaries or any employee benefit plan of the Company or any person who was an officer or director of the Company on the effective date of the Plan, which person or group did not, before the such date, beneficially own 30% or more of the combined voting stock of the Company, (iii) approval by the Company’s shareholders of a consolidation, a merger in which the Company does not survive, or the sale of substantially all of the Company’s assets, or (iv) a change in the composition of a majority of the Board over a two-year period unless the selection or nomination of each of the new members is approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value.

In the event of a Change in Control, and in the event that the outstanding stock options are not assumed or substituted for by the acquiring corporation, nor exercised as of the date of the Change in Control, then all such options will terminate and cease to be outstanding effective as of the date of the Change in Control.

Effect of Change in Control on Restricted Stock Awards.    In the event of a Change in Control, the lapsing of all vesting conditions and restrictions on any shares subject to any restricted stock award, restricted stock unit and restricted stock purchase right held by a participant whose service with the Company has not terminated prior to the Change in Control will be accelerated effective as of the date of the Change in Control.

Effect of Change in Control on SARs.    In the event of a Change in Control and the outstanding SARs are not assumed or substituted for by the acquiring corporation, then all unexercised and/or unvested portions of such outstanding awards will become immediately exercisable and vested in full as of the date 30 days prior to the date of the Change in Control. In the event of a Change in Control and the outstanding SARs are not assumed or substituted for by the acquiring corporation, nor exercised as of the date of the Change in Control, then all such outstanding SARs will terminate and cease to be outstanding effective as of the date of the Change in Control.

Effect of Change in Control on Performance Awards.    In the event of a Change in Control, any performance award held by a participant whose service has not yet terminated (unless terminated by death or disability) will become payable effective as of the date of the Change in Control.

Summary of U.S. Federal Income Tax Consequences.    The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted, nor within one year following the exercise of the option, will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon the sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant, or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction in which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally will be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option, provided the exercise price of the option is no less than the fair market value of the common stock at the time of grant Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised, unless the shares are subject to a substantial risk of forfeiture (as in the case where a participant is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the participant’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised, provided that no Section 83(b) election may be made unless permitted by the terms of the award agreement or approved in writing by the Committee. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired, provided that no Section 83(b) election may be made unless permitted by the terms of the award agreement or approved in writing by the Committee. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance and Restricted Stock Units Awards. A participant generally will recognize no income upon the grant of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant received shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Section 162(m). Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer, or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, certain restricted stock grants, performance shares and performance units awarded under the Plan to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Plan limits the sizes of such awards as described above. While the Company believes that compensation in connection with such awards under the Plan will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a Change in Control, compensation paid in settlement of performance awards may not qualify as “performance-based.” By approving the Plan, the shareholders will be approving, among other things, eligibility requirements for participation in the Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or level of compensation that could be made subject to certain awards, and the other material terms of the awards described above.

Section 409A. Recently adopted, Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards, such as stock options, restricted stock units, and stock appreciation rights. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards and, unless explicitly set forth in a plan document or award agreement, no acceleration of payment is permitted. Under the preliminary guidance with respect to Section 409A provided by the U.S. Department of Treasury, individuals who hold equity awards are subject to the following penalties if the terms of such awards do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant’s gross income for tax purposes once the awards are no longer subject to a “substantial risk of forfeiture” (e.g., upon vesting), (ii) the participant is required to pay interest at the tax underpayment rate plus one percentage point commencing on the date an award subject to Section 409A is no longer subject to a substantial risk of forfeiture, and (iii) the participant incurs a 20% penalty tax on the amount required to be included in income. Definitive guidance was provided by the U.S. Department of Treasury just prior to the completion of this proxy statement that may modify the treatment described above.

Awards to Participants Outside the United States.    The Committee may modify the terms of any award under the Plan made to a participant who is a resident or primarily employed outside the United States in order that such award will conform to applicable laws and regulations or so that the value and other benefits of the award to the participant, as affected by foreign tax laws and other restrictions, shall be comparable to the value of such an award to a participant who is resident or primarily employed in the United States.

Termination or Amendment.    The term of the Plan will be ten years. No award grant will be made after the tenth anniversary of the Effective Date. The Plan will continue in effect until the first to occur of (i) its termination by the Committee, (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing awards granted under the Plan have lapsed, or (iii) the tenth anniversary of the Effective Date. The Committee may terminate or amend the Plan at any time, provided that no amendment may be made without shareholder approval if the Committee deems such approval necessary for compliance with any applicable tax or market system on which the shares of the Company’s common stock are then listed. Furthermore, the provisions dealing with annual directors’ options may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the rules thereunder. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and in any event, may not adversely affect an outstanding award, without the consent of the participant, unless necessary to comply with any applicable law, regulation or rule.

Old Plan Benefits.    The Company has a Non-Qualified Stock Option Plan adopted in the fiscal year ended January 31, 1999 and amended in the fiscal year ended January 31, 2002 under which options for an aggregate of 1,375,000 shares of common stock could be granted to officers and key employees as well as consultants or other persons who render services to the Company. Options granted under this plan for an aggregate of 90,938 shares, with an exercise price of $7.93 were granted during the fiscal year ended January 31, 2007. Options granted under this plan for an aggregate of 1,024,050 shares with exercise prices ranging from $2.40 to $8.73 per share were outstanding at January 31, 2007. A total of 396,600 shares remain available for option grants under this plan.

The Company also has an Incentive Stock Option Plan adopted in the fiscal year ended January 31, 1998 and amended in the fiscal years ended January 31, 1999 and 2001, under which options for an aggregate of 1,718,750 shares of common stock could be granted to officers and key employees. Options granted under this plan for an aggregate of 41,562 shares with an exercise price of $7.93 were granted during the fiscal year ended January 31, 2007. Options granted under this plan for an aggregate of 782,653 shares with exercise prices ranging from $2.40 to $8.73 per share were outstanding at January 31, 2007. A total of 265,740 shares remain available for option grants under this plan. This plan will expire on May 20, 2007 after which no options may be granted under this plan.

In addition, options for an aggregate of 106,150 shares with exercise prices ranging from $3.00 to $7.67 per share granted under an Incentive Stock Option Plan adopted fiscal year ended January 31, 1994 were outstanding at January 31, 2006. No shares remain available for option grants under this plan.

Options granted during fiscal year 2007 to the Named Executive Officers are set forth under “Grants of Plan Based Awards.” The closing price of Company’s common stock on March 30, 2007 was $11.90.

New Plan Benefits.    No awards will be granted under the Plan prior to its approval by the shareholders. Awards under the Plan will be granted at the discretion of the Committee and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including fair market value of the Company’s common stock on future dates, actual performance against performance goals established with respect to performance awards and decisions made by participants. Consequently, it is not currently possible to determine the benefits that might be received by participants under the Plan.

The Board of Directors recommends a vote “FOR” the approval of the adoption of the Plan.

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the NASDAQ listing standards and SEC rules. The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee’s responsibilities focus on two primary areas: (1) the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements; and (2) the independence and performance of the Company’s independent accountants. The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company’s independent auditors.

The Audit Committee has met with management and the Company’s independent accountants, Grant Thornton LLP, to review and discuss the January 31, 2007 financial statements. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with Grant Thornton LLP the matters required by Statement on Auditing Standards No.61 (Communication with Audit Committees). The Audit Committee also received from Grant Thornton LLP written disclosures and the letter regarding independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and has discussed with Grant Thornton LLP that firm’s independence.

The Audit Committee received the information concerning the fees of Grant Thornton LLP for the year ended January 31, 2007 set forth below under “Independent Accountant Fees and Services.” The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the independence of the independent accountants and has determined that the provision of such services by Grant Thornton LLP is compatible with maintaining that firm’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended January 31, 2007, to be filed with the SEC.

Audit Committee:

Jacques V. Hopkins (Chairman)

Hermann Viets, Ph.D.

Graeme MacLetchie

Independent Accountant Fees and Services

The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company’s independent auditors. The Audit Committee has appointed Grant Thornton LLP as the Company’s independent auditors for the 2008 fiscal year.

The Company expects a representative of Grant Thornton LLP will be present at the annual meeting with the opportunity to make a statement, if he or she so desires, and that such representative will be available to respond to appropriate questions.

Aggregate fees for professional services rendered for the Company by Grant Thornton LLP for the fiscal years ended January 31, 2007 and 2006 are set forth below. The aggregate fees included in the Audit category are billed for the fiscal years for the audit of the Company’s annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed for the fiscal year.

	2007	2006
Audit Fees	$175,175	$112,500
Audit-Related Fees	0	12,000
Tax Fees	5,145	5,250
All Other Fees	0	0

Audit Fees for the fiscal years ended January 31, 2007 and 2006 were for professional services rendered for the audits of the financial statements of the Company, quarterly review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, consents and other assistance required to complete the year end audit of the consolidated financial statements.

Audit-Related Fees as of the fiscal year ended January 31, 2006 were for employee benefit plan audits.

Tax Fees as of the fiscal years ended January 31, 2007 and 2006 were for services rendered for tax returns and estimates, tax advice and tax planning.

Policy on Audit Committee Pre-Approval. The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. None of the services described above were approved by the Audit Committee under the de minimus exception provided by Rule 2-01(C)(7)(i)(c) under Regulation S-X.

Financial Reports

A copy of the annual report of the Company for the fiscal year ended January 31, 2007 including the Company’s annual report to the SEC on Form 10-K, accompanies this proxy statement. Such report is not part of this proxy statement.

Proposals For 2008 Annual Meeting

The 2008 annual meeting of the shareholders of the Company is scheduled to be held on May 13, 2008. If a shareholder intending to present a proposal at that meeting wishes to have such proposal included in the Company’s proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than December 14, 2007. Shareholder proposals that are to be considered at the 2008 annual meeting but not requested to be included in the Proxy Statement must be submitted no later than March 14, 2008 and no earlier than December 15, 2007.

Other Matters

No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

You are urged to sign and return your proxy promptly to make certain your shares will be voted at the meeting. You may revoke your proxy at any time before it is voted.

By Order of the Board of Directors

Margaret D. Farrell Secretary

Appendix A

ASTRO-MED, INC.

2007 EQUITY INCENTIVE PLAN

SECTION 1.    PURPOSE

This 2007 Equity Incentive Plan (the “Plan”) is designed to attract and retain the best available talent and encourage the highest level of performance by, and provide additional incentive to executives and other key employees of the Company and any other member of the Participating Company Group, and for certain other individuals providing services to or acting as directors of the Company and any other member of the Participating Company Group. The Company intends that this purpose will be effected by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards and Other Stock-Based Awards, which afford such executives, key employees, directors and other eligible individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Stock. The terms of the Plan shall be interpreted in accordance with this intention.

SECTION 2.    DEFINITIONS AND CONSTRUCTION

2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

“Acquiring Corporation” shall have the meaning set forth in Section 12.1 hereof.

“Award” means any Option, SAR, Restricted Stock Award, Performance Award or Other Stock-Based Award granted under the Plan.

“Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an “Option Agreement,” a “SAR Agreement,” a “Restricted Stock Purchase Agreement,” a “Restricted Stock Bonus Agreement,” a “Restricted Stock Unit Agreement,” a “Performance Share Agreement,” or a “Performance Unit Agreement.”

“Board” means the Board of Directors of the Company.

“Calculation Date” shall have the meaning set forth in Section 4.2 hereof.

“Cashless Exercise” shall have the meaning set forth in Section 6.3 hereof.

“Cause” shall have the meaning given such term in the applicable Award Agreement and, in the absence of any such definition, means (x) any material breach by the Participant of any agreement to which the Participant and the Company are both parties, (y) any act or omission to act by the Participant which may have a material and adverse effect on the Company’s business or on the Participant’s ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company or any Participating Company.

“Change in Control” means (i) any purchase of Stock pursuant to a tender offer or exchange offer (other than by the Company), (ii) the acquisition of 30% or more of the beneficial ownership of the combined voting securities of the Company by any person or group (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or its subsidiaries or any employee benefit plan of the Company or any person who was an officer or director of the Company on the Effective Date of the Plan, which person or group did not theretofore beneficially own 30% or more of the combined voting securities of the Company, (iii) approval by Company shareholders of a consolidation, a merger in which the Company does not survive, or the sale of substantially all of the Company’s assets, or (iv) a change in the composition of a majority of the Board over a two-year period unless the selection or nomination of each of the new members is approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period.

“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

“Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

“Company” means Astro-Med, Inc., a Rhode Island corporation, or any successor company thereto.

“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

“Designated Beneficiary” means the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require.

“Director” means a member of the Board or of the board of directors of any other Participating Company.

“Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award of Restricted Stock Units or Performance Shares held by such Participant.

“Effective Date” shall have the meaning set forth in Section 20 hereof.

“Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock on such national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Eastern Edition of The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

“Freestanding SAR” means a SAR awarded by the Committee pursuant to Section 7.1 hereof other than in connection with an Option.

“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an “incentive stock option” within the meaning of Section 422(b) of the Code or any successor provision thereto as in effect from time to time.

“Insider” means, at any time, any person whose transactions in Stock are subject to Section 15 of the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

“New Shares” shall have the meaning set forth in Section 11.2 hereof.

“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

“Option” means a right to purchase Stock (subject to adjustment as provided in Section 7 and 11 hereof) pursuant to the terms and conditions of the Plan.

“Option Expiration Date” shall have the meaning set forth in Section 6.4 hereof.

“Other Stock-Based Award” means any right granted under Section 10 hereof.

“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

“Participant” means any eligible person selected by the Committee to receive an Award under the Plan.

“Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

“Participating Company Group” means at any point in time, all corporations collectively which are then Participating Companies.

“Performance Award” means an Award of Performance Shares or Performance Units.

“Performance Goal” means a performance goal established by the Committee pursuant to Section 9.2 hereof.

“Performance Period” means a period established by the Committee pursuant to Section 9.2 hereof, at the end of which one or more Performance Goals are to be measured.

“Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 9 hereof to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

“Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 9 hereof to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

“Plan” means the 2007 Equity Incentive Plan, as amended from time to time.

“Restricted Stock” means Stock granted to a Participant pursuant to the terms and conditions of Section 8 hereof.

“Restricted Stock Award” means an Award of Restricted Stock, a Restricted Stock Purchase Right or a Restricted Stock Unit.

“Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to the terms and conditions of Section 8 hereof.

“Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant to receive in cash or Stock the Fair Market Value of a share of Stock granted pursuant to the terms and conditions of Section 8 hereof.

“Restriction Period” means the period established in accordance with Section 8.4 hereof during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation thereto.

“Section 162(m)” means Section 162(m) of the Code.

“Securities Act” means the Securities Act of 1933, as amended.

“Service” means a Participant’s employment or service with a Participating Company, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the

Participating Company or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with a Participating Company may be deemed, as provided in the applicable Award Agreement, to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by such Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Participant’s right to return to Service with the Participating Company is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Participating Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the Participating Company for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

“Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 7 and 11 hereof.

“Stock Appreciation Right” or “SAR” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 hereof to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

“Tandem SAR” means a SAR awarded by the Committee in connection with an Option pursuant to Section 7.1 hereof.

“Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

“Vesting Conditions” means those conditions established in accordance with Section 8.4 prior to the satisfaction of which shares subject to a Restricted Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular and the masculine shall include the feminine and neuter, as the context requires. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

SECTION 3.    ADMINISTRATION

3.1    Administration by the Committee.

The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2    Authority of Officers.    Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3    Powers of the Committee.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the purchase price of any Stock, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award of Restricted Stock Units, Performance Shares, Performance Units or Stock Appreciation Rights will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including, without limitation, with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards;

(j) to authorize, in conjunction with any applicable Company deferred compensation plan, that the receipt of cash or Stock subject to any Award under this Plan, may be deferred under the terms and conditions of such Company deferred compensation plan; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4    Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5    Committee Complying with Section 162(m).    If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

3.6    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board, the Committee or as officers or employees of a Participating Company, members of the Board or of the Committee and any officers or employees of the Participating Company to whom authority to act for the Board, the Committee or the Company is delegated, shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

SECTION 4.    SHARES SUBJECT TO PLAN

4.1    Share Reserve.    The total number of shares of Stock that may be issued pursuant to Awards granted under the Plan shall not exceed an aggregate of one million (1,000,000) shares; provided, however, that the class and aggregate number of shares which may be subject to Awards granted under the Plan shall be subject to adjustment as provided in Section 7 and 11 hereof.

4.2    Determination of Shares Issued and Issuable.    Shares of Stock shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash or (ii) to the extent such shares are withheld and/or attested to in satisfaction of tax withholding obligations pursuant to Section 14.2. Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

4.4    Expiration, Cancellation or Termination of Award.    Whenever any outstanding Award under the Plan expires for any reason, is canceled or is otherwise terminated without having been exercised or settled in full, the shares of Stock allocable to the unexercised portion of such Award may again be the subject of Awards under the Plan.

4.5    Source of Shares.    The Stock subject to the Awards granted under the Plan shall be shares of the Company’s authorized but unissued Stock or shares of the Stock held in treasury.

SECTION 5.    ELIGIBILITY

5.1    General.    In determining the Participants to whom Awards shall be granted and the amount of Stock or units to be covered by each Award, the Committee shall take into account the nature of the Participant’s duties, the present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

5.2    Persons Eligible for Incentive Stock Options.    Incentive Stock Options may be granted only to Employees. For purposes of the foregoing sentence, the term “Employees” shall include prospective Employees to whom Incentive Stock Options are granted in connection with written offers of employment with the Participating Companies; provided, however, that any such Incentive Stock Option shall be deemed granted effective on the date such person commences Service as an Employee, with an exercise price determined as of such date in accordance with Section 6.1 hereof. Eligible persons may be granted more than one (1) Incentive Stock Option.

5.3    Persons Eligible for Other Awards.    Awards other than Incentive Stock Options may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, the terms “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Companies; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service as an Employee, Consultant or Directors. Eligible persons may be granted more than one (1) Award.

5.4    Fair Market Value Limitation on Incentive Stock Options.    To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Companies, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.4, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.4, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the

Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

5.5    Section 162(m) Award Limits.    The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation within the meaning of Section 162(m):

(a) Options and SARs.    Subject to adjustment as provided in Sections 7 and 11, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs (as defined in Section 7.1) which in the aggregate are for more than fifty thousand (50,000) shares of Stock. An Option which is canceled (or a Freestanding SAR as to which the exercise price is reduced to reflect a reduction in the Fair Market Value of the Stock) in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.

(b) Restricted Stock Awards.    Subject to adjustment as provided in Section 11, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than twenty-five thousand (25,000) shares of Stock.

5.6    Performance Awards.    Subject to adjustment as provided in Section 11, no Employee shall be granted (a) Performance Shares which could result in such Employee receiving more than twenty-five thousand (25,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (b) Performance Units which could result in such Employee receiving more than One Million Dollars ($1,000,000) with respect to such Performance Units for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

SECTION 6.    TERMS AND CONDITIONS OF STOCK OPTIONS

Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1    Exercise Price.    The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2    Exercisability and Term of Options.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3    Payment of Exercise Price.

(a) Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock.    Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise.    The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.4    Effect of Termination of Service.

(a) Option Exercisability.    An Option granted to a Participant shall be exercisable after the Participant’s termination of Service only during the applicable time period determined in accordance with the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(b) Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, other than termination of a Participant’s Service for Cause if the exercise of an Option within the applicable time periods set forth in an Option Agreement is prevented by the provisions of Section 13 below, the Option shall remain exercisable until one (1) month (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c) Extension if Participant Subject to Section 16(b).    Notwithstanding the foregoing other than termination of a Participant’s Service for Cause if a sale within the applicable time periods set forth in an Option Agreement of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5    Transferability of Options.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

6.6    Annual Directors’ Options.    Upon the adjournment of each annual meeting or special meeting in lieu of an annual meeting of the shareholders of the Company (either, the “Annual Meeting”), each person who is not an employee of the Company or of an Affiliate who is serving as a Director of the Company upon the adjournment of such Annual Meeting shall be granted a Nonstatutory Stock Option to purchase 5,000 shares of Stock, provided, however, a person who is not an employee of the Company or of an Affiliate who is first elected to serve as a Director of the Company at any meeting of stockholders other than the Annual Meeting or at any meeting of the Board of Directors (or by the unanimous written consent of the Directors) pursuant to the Company’s Articles of Incorporation and its By-Laws shall be granted a Nonstatutory Stock Option to purchase 5,000 shares of Stock upon such election. Each such Option shall have an exercise price equal to the Fair Market Value per share of the Stock on the date of grant of the Option.

(a) Option Exercisability.    Each Option granted pursuant to this Section 6.6, shall (i) have a term of ten (10) years and (ii) become exercisable immediately prior to the occurrence of the Annual Meeting following the date the Option is granted. Notwithstanding the foregoing, all such Options shall become immediately exercisable upon a Change of Control of the Company.

(b) Termination of Directorship.    If a director fails to be re-elected to the Board, resigns or otherwise ceases to be a director of the Company for reasons other than death or Disability, all Options granted under this Section 6.6 to such director which are not exercisable on such date shall immediately terminate, and any such Options remaining shall terminate if not exercised before twenty-four (24) months following such termination, or at such earlier time as may be applicable under Section 6.6(a) above.

(c) Death or Disability.    If a Participant ceases to be a director of the Company by reason of death or Disability, all Options granted under this Section 6.6 to such director which are not exercisable on such date shall become immediately exercisable, and may be exercised at any time before the expiration of twenty-four (24) months following the date of death or commencement of Disability, or such earlier time as may be applicable under Section 6.6(a) above.

(d) Amendments.    Notwithstanding the provisions of Section 15 hereof concerning amendment of the Plan, the provisions of this Section 6.6 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. ]

SECTION 7.    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

SARs shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1    Types of SARs Authorized.     SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2    Exercise Price.    The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3    Exercisability and Term of SARs.

(a) Tandem SARs.    Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs.    Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4    Exercise of SARs.    Upon the exercise (or deemed exercise pursuant to Section 7.5) of a SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of this Section 7, a SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

7.5    Deemed Exercise of SARs.    If, on the date on which a SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6    Effect of Termination of Service.    A SAR shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR.

7.7    Nontransferability of SARs.    SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant’s guardian or legal representative.

SECTION 8.    TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

The Committee may from time to time grant Restricted Stock Awards upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.3. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.2 through 9.4. Restricted Stock Awards may be in the form of a Restricted Stock Bonus, which shall be evidenced by a Restricted Stock Bonus Agreement, a Restricted Stock Purchase Right, which shall be evidenced by a Restricted Stock Purchase Agreement or a Restricted Stock Unit, which shall be evidenced by a Restricted Stock Unit Agreement. Each such Award Agreement shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of the Award, and shall be in such form as the Committee shall establish from time to time. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Restricted Stock Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply, as applicable, with and be subject to the following terms and conditions:

8.1    Purchase Price.    The purchase price under each Restricted Stock Purchase Right shall be established by the Committee. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Bonus or Restricted Stock Unit, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

8.2    Purchase Period.    A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee, prospective Director or prospective Consultant may become exercisable prior to the date on which such person commences Service.

8.3    Payment of Purchase Price.    Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made

(i) in cash, by check, or cash equivalent, (ii) provided that the Participant is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company’s sole discretion at the time the Restricted Stock Purchase Right is exercised, by delivery of the Participant’s promissory note in a form approved by the Company for the aggregate purchase price, provided that the Participant shall pay in cash that portion of the aggregate purchase price as required by applicable law, (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. Payment by means of the Participant’s promissory note shall be subject to the conditions described in Section 6.3(a). The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Restricted Stock Bonuses and Restricted Stock Units shall be issued in consideration for services actually rendered to a Participating Company or for its benefit.

8.4    Vesting and Restrictions on Transfer.    Shares issued pursuant to any Restricted Stock Award may be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 8.3 (the “Vesting Conditions”), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period (the “Restriction Period”) in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, hypothecated, assigned or otherwise disposed of other than pursuant to a Change in Control, or as provided in Section 8.7. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.5    Voting Rights; Dividends.    Except as provided in this Section and Section 8.4, during the Restriction Period applicable to shares subject to a Restricted Stock Purchase Right and a Restricted Stock Bonus held by a Participant, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Purchase Right and Restricted Stock Bonus with respect to which the dividends or distributions were paid. A Participant who is awarded a Restricted Stock Unit shall possess no incidents of ownership with respect to such a Restricted Stock Award; provided that the Award Agreement may provide for payments in lieu of dividends to such Participant.

8.6    Effect of Termination of Service.    The effect of the Participant’s termination of Service on any Restricted Stock Award shall be determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Restricted Stock Award.

8.7    Nontransferability of Restricted Stock Award Rights.    Rights to acquire shares of Stock pursuant to a Restricted Stock Award may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

SECTION 9.    TERMS AND CONDITIONS OF PERFORMANCE AWARDS

The Committee may from time to time grant Performance Awards upon such conditions as the Committee shall determine. Performance Awards may be in the form of either Performance Shares, which shall be evidenced by a Performance Share Agreement, or Performance Units, which shall be evidenced by a Performance Unit Agreement. Each such Award Agreement shall specify the number of Performance Shares or Performance Units subject thereto, the method of computing the value of each Performance Share or Performance Unit, the Performance Goals and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award, and shall be in such form as the Committee shall establish from time to time. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Performance Share and Performance Unit Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1    Initial Value of Performance Shares and Performance Units.    Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of a share of Stock on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of One Hundred Dollars ($100). The final value payable to the Participant in settlement of a Performance Award will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.2    Establishment of Performance Goals and Performance Period.    The Committee shall establish in writing the Performance Period applicable to each Performance Award and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine the final value of the Performance Award to be paid to the Participant (“Performance Goals”). Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Committee shall establish the Performance Goals applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals shall not be changed during the Performance Period.

9.3    Measurement of Performance Goals.    For purposes of the Plan, the Performance Goals shall be determined by the Committee, according to criteria established by the Committee. Performance Goals may be based on any of the following criteria: (i) revenue, (ii) gross profit margin, (iii) operating income, (iv) operating margin, (v) income before income taxes, (vi) net income, (vii) earnings before interest, taxes depreciation and/or amortization (EBITDA), (viii) earnings per share (diluted), (ix) cash flow from operations, (x) free cash flow, (xi) return on equity, (xii) return on assets, (xiii) return on sales, (xiv) market share, (xv) one or more operating ratios, (xvi) stock price, (xvii) the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, (xviii) any individual performance objective that is measured solely in terms of quantitative targets related to the Company or the Company’s business or (xix) any combination of the foregoing. The Performance Goals selected in any case need not be applicable across the Company, but may be particular to an individual’s function or business unit. The Committee shall determine whether such Performance Goals are attained and such determination shall be final and conclusive. In the event that the Performance Goals are not met, the Performance Award shall be forfeited and transferred to, and reacquired by, the Company at no cost to the Company.

The Committee may impose such other restrictions and conditions (in addition to the performance-based restrictions described above) on any Performance Award as the Committee deems appropriate and may waive any such additional restrictions and conditions, so long as such waiver does not waive any restriction described in the previous paragraph. Nothing herein shall limit the Committee’s ability to reduce the amount payable under an Award upon the attainment of the Performance Goal(s), provided, however, that the Committee shall have no right under any circumstance to increase the amount payable under, or waive compliance with, any applicable Performance Goal(s).

9.4    Determination of Final Value of Performance Awards.    As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the terms of the Award Agreement. The Committee shall have no discretion to increase the value of an Award payable upon its settlement in excess of the amount called for by the terms of the Award Agreement on the basis of the degree of attainment of the Performance Goals as certified by the Committee. However, notwithstanding the attainment of any Performance Goal, if permitted under a Participant’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of a Performance Award that would otherwise be paid upon its settlement. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award. As soon as practicable following the Committee’s certification, the Company shall notify the Participant of the determination of the Committee.

9.5    Dividend Equivalents.    In its discretion, the Committee may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section9.6. Dividend Equivalents shall not be paid with respect to Performance Units.

9.6    Payment in Settlement of Performance Awards.    Payment of the final value of a Performance Award earned by a Participant as determined following the completion of the applicable Performance Period pursuant to Sections 9.4 and 9.5 may be made in cash, shares of Stock, or a combination thereof as determined by the Committee. If payment is made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock on the settlement date. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or a reasonable rate of interest within the meaning of Section 162(m).

9.7    Restrictions Applicable to Payment in Shares.    Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.4. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Restricted Stock Bonus Agreement and shall be subject to the provisions of Sections 8.4 through 8.7 above.

9.8    Effect of Termination of Service.    The effect of the Participant’s termination of Service on any Performance Award shall be determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Performance Award.

9.9    Nontransferability of Performance Awards.    Performance Shares and Performance Units may not be sold, exchanged, transferred, pledged, hypothecated, assigned, or otherwise disposed of other than by will or by the laws of descent and distribution until the completion of the applicable Performance Period. All rights with respect to Performance Shares and Performance Units granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

SECTION 10.    OTHER STOCK-BASED AWARDS

The Committee shall have authority to grant to eligible Employees an “Other Stock-Based Award,” which shall consist of any right that is an Award of Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock (including, without limitation, securities convertible into Stock), as deemed by the Committee to be consistent with the purposes of the Plan, other than an Award described in Sections 6 through 9 above.

SECTION 11.    CHANGES IN THE COMPANY’S CAPITAL STRUCTURE

11.1    Rights of the Company.    The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, in the limits on Incentive Stock Options set forth in Section 5.4, and in the exercise price per share of any outstanding Options and Restricted Stock Purchase Rights. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards shall be for New Shares. In the event of any such amendment, the number of shares subject to outstanding Awards and the exercise price per share of outstanding Options and Restricted Stock Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 11.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option or Restricted Stock Purchase Right be decreased to an amount less than the par value, if any, of the stock subject to such Award. The adjustments determined by the Committee pursuant to this Section 11.2 shall be final, binding and conclusive.

SECTION 12.    CHANGE IN CONTROL

12.1    Effect of Change in Control on Options.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of the Participant, either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock. In the event that the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, the exercisability and vesting of each such outstanding Option and any shares acquired upon the exercise thereof held by a Participant whose Service has not terminated prior to such date shall be accelerated, effective as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 12.1 and the provisions of such Option Agreement shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement.

12.2    Effect of Change in Control on SARs.    In the event of a Change in Control, the Acquiring Corporation may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding SARs or substitute for outstanding SARs substantially equivalent SARs for the Acquiring Corporation’s stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding SARs in connection with a Change in Control, then any unexercised and/or unvested portions of outstanding SARs shall be immediately exercisable and vested in full as of the date thirty (30) days prior to the date of the Change in Control. The exercise and/or vesting of any SAR that was permissible solely by reason of this Section 12.2 shall be conditioned upon the consummation of the Change in Control. Any SARs which are not assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

12.3.    Effect of Change in Control on Restricted Stock Awards.    In the event of a Change in Control, the lapsing of the Vesting Conditions applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to such date shall be accelerated effective as of the date of the Change in Control. Any acceleration of the lapsing of Vesting Conditions that was permissible solely by reason of this Section 12.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

12.4    Effect of Change in Control on Performance Awards.    In the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to such date (unless the Participant’s Service terminated by reason of the Participant’s death or Disability) shall become payable effective as of the date of the Change in Control. For this purpose, the final value of the Performance Award shall be determined by the greater of (a) the extent to which the applicable Performance Goals have been attained during the Performance Period prior to the date of the Change in Control or (b) the pre-established 100% level with respect to each Performance Target comprising the applicable Performance Goals. Any acceleration of a

Performance Award that was permissible solely by reason of this Section 12.4 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

SECTION 13.    COMPLIANCE WITH SECURITIES LAW

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

SECTION 14.    TAX WITHHOLDING

14.1    Tax Withholding in General.    The Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

14.2    Withholding in Shares.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

SECTION 15.    TERMINATION OR AMENDMENT OF PLAN

The Committee may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 7 and 11), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

SECTION 16.    STANDARD FORMS OF AWARD AGREEMENT

16.1    Award Agreements.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

16.2    Authority to Vary Terms.    The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

SECTION 17.    RIGHTS AND OBLIGATIONS OF THE PARTIES

17.1    Provision of Information.    Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.

17.2    Rights as Employee, Consultant or Director.    No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director, or interfere with or limit in any way the right of a Participating Company to terminate the Participant’s Service at any time.

17.3    Rights as a Shareholder.    A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 7 and 11 or another provision of the Plan.

17.4    Right of Setoff.    The Company or any Participating Company may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or Participating Company may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 17.

17.5    Section 83(b) Election.    No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made, unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing before the making of such election. In any case in which a

Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days after filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

17.6    Compliance with Section 409A of the Code.    Except to the extent specifically provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction, or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.

17.7    Disqualifying Disposition Notification.    If any Participant shall make any disposition of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

17.7    Beneficiary Designation.    Each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation shall be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

SECTION 18.    MISCELLANEOUS

18.1    Unfunded Obligation.    Any amounts payable to Participants pursuant to the Plan shall be unfunded obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.2    Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions, applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 18.2 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

18.3    Gender and Number; Headings.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Headings are included for the convenience of reference only and shall not be used in the interpretation or construction of any such provision contained in the Plan.

18.4    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.5    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.6    Governing Law.    To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Rhode Island.

SECTION 19.    NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 20.    EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective (the “Effective Date”) upon the later of the approval of the Plan by the Board and the approval of the Plan by the shareholders of the Company in accordance with applicable laws and regulations. No Award may be granted under the Plan after the tenth (10th) anniversary of the Effective Date. The Plan shall terminate when the total amount of the Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed.

ASTRO-MED, INC.

Annual Meeting of Shareholders—May 15, 2007

The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Albert W. Ondis, Everett V. Pizzuti, Jacques V. Hopkins, Graeme MacLetchie and Hermann Viets, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in ASTRO-MED, INC. at the annual meeting of shareholders to be held May 15, 2007, in West Warwick, Rhode Island, and at any adjournments thereof, as follows:

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

Albert W. Ondis, Everett V. Pizzuti, Jacques V. Hopkins, Hermann Viets and Graeme MacLetchie.

(INSTRUCTION: to withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)

2. APPROVAL OF ADOPTION OF 2007 EQUITY INCENTIVE PLAN

FOR                   AGAINST                   ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SPECIFIED IN PROPOSAL 1 AND FOR PROPOSAL 2.

PLEASE DATE, SIGN AND RETURN THIS PROXY

Dated                                                     , 2007                                                          Signed

(Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or in a corporate capacity, please give full title as such. In case of joint tenants or multiple owners, each party must sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY